UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. K&L GATES LLP FOUR EMBARCADERO CENTER SAN FRANCISCO, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2015

Item 1:  Report to Shareholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

March 31, 2015

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the first quarter of 2015, the Fund rose 3.35% compared to the MSCI All Country World Index's (Net) (the "Index") gain of 2.31%. Over the last twelve months, the Fund's performance was weak, both in relative and absolute terms, declining 3.85% versus a gain of 5.42% for the Index. For readers interested in the details behind last year's underperformance, please see our fourth quarter 2014 Commentary.1

As always, we believe it is important for shareholders and future investors to understand our performance objective and the return profile implied. Our portfolio management goal is to continuously maximize the Fund's discount to intrinsic value, and therefore maximize long-term potential returns. Doing so with a concentrated portfolio means performance will be lumpy, including underperformance like we experienced in 2014. As fellow shareholders in the Funds we manage, we are willing to tolerate this type of short-term volatility because we believe increasing discounts create the best chances for long-term outperformance.

Market Commentary

Distorted Reality

Thinking about the current environment, we are reminded of an interview with the singer Tom Waits in which he said, "I guess I've always lived upside down when I want things I can't have." It feels to us like central banks are taking that sentiment to heart, as their actions are clearly distorting markets. For examples, we need to look no further than the negative interest rates on ten year Swiss government bonds, and the possibility that holders of floating rate mortgages in Europe could receive principal reductions in addition to paying no interest on their loans. While not currently invested in financials, from a high level we struggle to understand how business models in the European insurance and banking industries are equipped to deal with these conditions. Non-financial companies around the world are also impacted by this environment. If low interest rates were resulting from excess consumer savings, companies would likely invest to try to create demand. Instead, they recognize current rate levels are manufactured by the central banks, consumers are pushed into the stock market in search of yield and the more shares companies repurchase the greater the reward in the market. We have no idea how long this circular relationship will last, but the greater the distortions evident in areas like long term interest rates, the more uncomfortable we become.

No matter how misshapen the markets become, we will continue to scour the globe for potential new investments. As our lack of purchase activity this quarter attests, we were unable to find the right combination of high- quality businesses selling at discounted valuations. We remain steadfast in our requirement that both those two attributes be present in any new purchases.

Portfolio Commentary

Key Performers

Our worst performing holding in the quarter was Joy Global, which declined (15.39%) (in U.S. currency). Joy is a global manufacturer of mining equipment, whose biggest customers are coal producers. Worldwide coal prices have been depressed by weaker economic growth in China and closures of coal-fired power plants by U.S. utilities. Even though this has limited customer demand for new mining equipment, the key to our investment in Joy is the aftermarket part of the business. As customers run existing equipment under harsh mining conditions,

1  The FPA Paramount Fund fourth quarter 2014 Commentary can be found at: (http://www.fpafunds.com/docs/quarterly-commentaries-paramount-fund/q4-2014-paramount-commentary-final.pdf?sfvrsn=2)

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

higher-margin service and replacement parts continue to be required. Management is carefully reducing costs and the balance sheet provides ample flexibility.

Our best performing reported holding in the quarter was Fugro, which returned 28.32% (in US currency). We commented on the company in both of the past two quarters, as the stock was a meaningful negative contributor to the Fund's return in the second part of 2014. Based in Holland, Fugro is a leading provider of geotechnical and geophysical analyses, primarily for oil and gas projects. As such, the group has experienced significant disruptions caused by the sharp decline in oil prices. In the past few months however, management has stepped up to this market challenge. They've taken actions to lower costs, reduce capital expenditures, and strengthen the balance sheet. They've also generally improved operations, aligned incentives better with cash generation and value creation, and looked to focus Fugro's portfolio further on core businesses. Longer-term, we expect business conditions to improve as depleting oil fields will ultimately need to be replaced, and we think Fugro has some fundamentally solid businesses.

In addition, Dutch peer Boskalis has built a stake in the company of about 25% over the past few months. Boskalis is a leading global provider of dredging services which is more than 30% owned by local investment trust HAL. HAL is controlled by the Van der Vorn family, one of the richest in Holland. This is in addition to the small group of long-term value investors on the registry, who together account for more than 15% of the stock. Other transactions in the sector, including one involving some of Fugro's closest peers at a compelling multiple, have also helped with the market's understanding of the company's value.

Overall, we think Fugro is on track to becoming a cleaner portfolio of higher quality businesses, run by a strong management team adequately aligned with shareholders' interests, with a robust balance sheet. With that, we believe the stock remains attractively priced at current levels, and given the cyclical weakness in the group's core markets. We maintain a large investment in the company as a result.

Activity

This quarter there were no new additions to the portfolio. Turning to companies exiting the portfolio, we sold out of Maxim Integrated, Pernod Ricard and SKF. Maxim, based in the U.S., designs and manufactures high-performance analog semiconductors. We are attracted to this part of the semiconductor industry because product cycles are long (can be decades), pricing is stable and production techniques require limited capital investment. The resulting profitability for Maxim is high, with operating margins averaging more than 20% over the last decade. Operating returns on capital employed exceed 20%, and abundant free cash flow and modest financial leverage limit the business's financial risk. Despite these high-quality attributes, recent increases in the share price eliminated our margin of safety.2

Based in France, Pernod Ricard, is a leading global producer of premium spirits. The company's portfolio has many strong global brands and spans all the major spirits categories. It is also well balanced geographically with particular strength in Asia including China and India. Over time the business has averaged operating profit margins in the mid-20% range, and had operating returns on capital employed approach 30%. After increases in the share price, we no longer felt its valuation offered an appropriate margin of safety.

SKF, based in Sweden, is a leading global manufacturer of roller bearings and seals. The business serves diverse end markets, each of which has unique requirements which allows SKF to customize its product for these

2  Margin of safety — Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

various niches. The bearings represent a tiny portion of the total cost of the machinery in which they reside, but are essential to its operation. Aftermarket sales, which are recurring and have attractive profitability, make up almost half of total sales. Since 2007, operating returns on capital employed for the business have averaged around 20%, and the company has maintained modest financial leverage. Here too, increases in its share price caused us to exit the position.

Portfolio Profile

In line with our low-turnover approach, the Fund's overall profile is little changed. We owned 30 companies at the end of the quarter. This remains within the range of the 25 to 50 businesses that we would expect to own at any given point in time. The top ten holdings represented about 47% of Fund assets, and position sizes are based on the relative discount to intrinsic value of each (largest weightings correspond to the largest discounts). Most of the positions are still large-caps (median $15 billion) including several considered mega-caps, which reflect where we find the better combination of quality and discount to intrinsic value.

Companies domiciled in Europe and the U.S. continue to represent most of our portfolio, with Asia Pacific and a few emerging market investments making up the balance. Where a company is domiciled generally matters little to us, however. Since many of these are large companies, they typically conduct business on a global basis. That means they often generate significant amounts of their cash flows outside their home countries, rendering traditional country classification less useful.

Investment Approach

We focus on competitively advantaged businesses, with solid balance sheets and strong cash flows, run by management teams that both operate the businesses well and deploy capital in a value-creative manner, whose shares we can purchase at significant discounts to our estimates of intrinsic value.

We are grateful for your confidence and trust in the FPA Paramount Fund, and look forward to continuing to serve your interests.

Respectfully submitted,

Gregory Herr Portfolio Manager	Pierre O. Py Portfolio Manager
April 17, 2015

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Funds, Advisor or Distributor.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

March 31, 2015
(Unaudited)

Common Stocks		80.8%
Apparel, Footwear & Acc Design	10.9%
Infrastructure Software	8.0%
Oil & Gas Services & Equipment	6.5%
Other Commercial Services	4.7%
Courier Services	4.7%
Industrial Distribution & Rental	4.5%
Flow Control Equipment	4.4%
Health Care Services	3.5%
Beverages	3.4%
Specialty Pharma	3.3%
Packaged Food	3.2%
Application Software	3.2%
Professional Services	2.9%
Restaurants	2.8%
Construction & Mining Machinery	2.6%
Security Services	2.2%
Information Technology Services	2.0%
E-Commerce Discretionary	1.6%
Containers & Packaging	1.4%
Communications Equipment	1.1%
Food Services	1.0%
Agricultural Chemicals	1.0%
Health Care Supply Chain	0.8%
Advertising & Marketing	0.6%
Semiconductor Manufacturing	0.5%
Short-Term Investments		19.2%
Other Assets and Liabilities, net		0.0%
Net Assets		100.0%

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
APPAREL, FOOTWEAR & ACC DESIGN — 10.9%
adidas AG (Germany)	130,700	$10,356,040
Christian Dior SE (France)	9,600	1,814,163
Prada SpA (Italy)	1,221,800	7,407,093
		$19,577,296
INFRASTRUCTURE SOFTWARE — 8.0%
Microsoft Corp.	123,100	$5,004,630
Oracle Corp.	218,400	9,423,960
		$14,428,590
OIL & GAS SERVICES & EQUIPMENT — 6.5%
Fugro NV (CVA) (Netherlands)	436,275	$11,718,239
OTHER COMMERCIAL SERVICES — 4.7%
ALS Ltd. (Australia)	2,248,000	$8,492,459
COURIER SERVICES — 4.7%
TNT Express NV (Netherlands)	1,329,000	$8,461,154
INDUSTRIAL DISTRIBUTION & RENTAL — 4.5%
Aggreko plc (Britain)	362,007	$8,200,008
FLOW CONTROL EQUIPMENT — 4.4%
Sulzer AG (Switzerland)	72,000	$7,927,557
HEALTH CARE SERVICES — 3.5%
Laboratory Corp. of America Holdings*	50,400	$6,354,936
BEVERAGES — 3.4%
Diageo plc (Britain)	223,400	$6,162,226
SPECIALTY PHARMA — 3.3%
Hypermarcas SA (Brazil)*	972,400	$6,002,187
PACKAGED FOOD — 3.2%
Danone SA (France)	72,100	$4,854,650
Nestle SA (Switzerland)	12,600	951,677
		$5,806,327
APPLICATION SOFTWARE — 3.2%
SAP SE (Germany)	78,150	$5,674,601

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
PROFESSIONAL SERVICES — 2.9%
Michael Page International plc (Britain)	684,022	$5,291,547
RESTAURANTS — 2.8%
McDonald's Corp.	52,600	$5,125,344
CONSTRUCTION & MINING MACHINERY — 2.6%
Joy Global, Inc.	120,900	$4,736,862
SECURITY SERVICES — 2.2%
G4S plc (Britain)	905,250	$3,972,144
INFORMATION TECHNOLOGY SERVICES — 2.0%
Accenture plc (Class A) (Ireland)	12,875	$1,206,259
Cognizant Technology Solutions Corp. (Class A)*	37,400	2,333,386
		$3,539,645
E-COMMERCE DISCRETIONARY — 1.6%
eBay, Inc.*	48,900	$2,820,552
CONTAINERS & PACKAGING — 1.4%
Brambles Ltd. (Australia)	285,000	$2,500,649
COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	74,100	$2,039,602
FOOD SERVICES — 1.0%
Sodexo SA (France)	18,900	$1,845,055
AGRICULTURAL CHEMICALS — 1.0%
Incitec Pivot Ltd. (Australia)	576,483	$1,787,049
HEALTH CARE SUPPLY CHAIN — 0.8%
Patterson Cos., Inc.	29,000	$1,414,910
ADVERTISING & MARKETING — 0.6%
Publicis Groupe SA (France)	13,650	$1,054,261

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
SEMICONDUCTOR MANUFACTURING — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)	41,400	$972,072
TOTAL COMMON STOCKS — 80.8% (Cost $156,964,430)		$145,905,272
SHORT-TERM INVESTMENTS — 19.2%
Exxon Mobil Corporation — 0.09% 4/2/2015	9,000,000	$8,999,978
Federal Home Loan Bank — 0.03% 4/15/2015	9,000,000	8,999,895
State Street Bank Repurchase Agreement — 0.00% 4/1/2015 (Dated 03/31/2015, repurchase price of $16,683,000, collateralized by $13,495,000 principal amount U.S. Treasury Bond — 3.75% 2043, fair value $17,020,569)16,683,000		16,683,000
TOTAL SHORT-TERM INVESTMENTS (Cost $34,682,873)		$34,682,873
TOTAL INVESTMENTS — 100.0% (Cost $191,647,303)		$180,588,145
Other Assets And Liabilities, net — 0.0%		(73,804)
NET ASSETS — 100.0%		$180,514,341

*  Non-income producing security.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $156,964,430)	$145,905,272
Short-term investments — at amortized cost (maturities 60 days or less)	34,682,873
Foreign currencies at value	301
Cash	823
Receivable for:
Dividends and interest	194,761
Capital Stock sold	6,391
Total assets	180,790,421
LIABILITIES
Payable for:
Due to advisor	172,722
Capital Stock repurchased	78,336
Accrued expenses and other liabilities	25,022
Total liabilities	276,080
NET ASSETS	$180,514,341
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share; authorized 100,000,000 shares; outstanding 10,435,814 shares	$2,608,954
Additional Paid-in Capital	190,115,517
Accumulated net realized loss on investments	(1,315,239)
Accumulated net investment income	181,920
Net unrealized depreciation	(11,076,811)
NET ASSETS	$180,514,341
NET ASSET VALUE
Offering and redemption price per share	$17.30

See accompanying notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2015
(Unaudited)

INVESTMENT INCOME
Dividends	$1,605,606
Interest	4,370
Total Investment Income	1,609,976
EXPENSES
Advisory fees	1,216,385
Transfer agent fees and expenses	57,287
Directors fees and expenses	46,984
Audit and tax services fees	42,810
Filing fees	29,619
Reports to shareholders	28,110
Custodian fees	27,149
Legal fees	17,176
Other	27,099
Total Expenses	1,492,619
Reimbursement from Adviser	(36,281)
Net Expenses	1,456,338
Net investment income	153,638
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,156,136)
Net change in unrealized appreciation (depreciation) of:
Investments	6,155,753
Translation of foreign currency denominated amounts	(17,637)
Net realized and unrealized gain	4,981,980
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,135,618

See accompanying notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$153,638	$2,848,759
Net realized gain (loss)	(1,156,136)	80,476,488
Net change in unrealized appreciation (depreciation)	6,138,116	(86,527,008)
Net increase (decrease) in net assets resulting from operations	5,135,618	(3,201,761)
Distributions to shareholders from:
Net investment income	(2,820,477)	—
Net realized capital gains	(5,979,410)	(101,793,458)
Total Distributions	(8,799,887)	(101,793,458)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,699,197	116,197,881
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	8,359,632	96,041,355
Cost of Capital Stock repurchased	(131,808,268)	(129,361,231)
Net increase (decrease) from Capital Stock transactions	(119,749,439)	82,878,005
Total change in net assets	(123,413,708)	(22,117,214)
NET ASSETS
Beginning of Period	303,928,049	326,045,263
End of Period	$180,514,341	$303,928,049
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	216,358	6,088,690
Shares issued to shareholders upon reinvestment of dividends and distributions	498,785	4,865,802
Shares of Capital Stock repurchased	(7,673,076)	(6,258,232)
Change in Capital Stock outstanding	(6,957,933)	4,696,260

*  Net of redemption fees of $9,032 and $10,550 for the periods ended March 31, 2015 and September 30, 2014, respectively.

See accompanying notes to financial statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2015		Year Ended September 30,
	(Unaudited)		2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of period	$17.47		$25.68	$20.00	$15.68	$16.55	$14.55
Income from investment operations:
Net investment income	$0.01		$0.16	$0.03	— *	$0.02	$0.03
Net realized and unrealized gain (loss) on investment securities	0.60		(0.01)	5.69	$4.32	(0.83)	1.97
Total from investment operations	$0.61		$0.15	$5.72	$4.32	$(0.81)	$2.00
Less distributions:
Dividends from net investment income	$(0.25)		—	$(0.03)	—	$(0.06)	—
Distributions from net realized capital gains	(0.53)		$(8.36)	(0.01)	—	—	—
Total distributions	$(0.78)		$(8.36)	$(0.04)	$—	$(0.06)	$—
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$17.30		$17.47	$25.68	$20.00	$15.68	$16.55
Total investment return**	3.64%		(0.55)%	28.64%	27.55%	(4.95)%	13.75%
Ratios/supplemental data:
Net Assets, End of Period (in $000's)	$180,514		$303,928	$326,045	$259,158	$223,910	$238,656
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.35	%†	1.22%	0.92%	0.94%	0.93%	0.95%
After reimbursement from Adviser	1.32	%†	1.06%	0.92%	0.94%	0.93%	0.95%
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Investment Adviser	0.11	%†	0.76%	0.13%	0.01%	0.08%	0.20%
After reimbursement from Investment Adviser	0.14	%†	0.92%	0.13%	0.01%	0.08%	0.20%
Portfolio turnover rate	28%		113%	19%	6%	10%	3%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See accompanying notes to financial statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2015

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Foreign Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities 60 days or less at the time of purchase) aggregated $27,839,168 for the period ended March 31, 2015. The proceeds and cost of securities sold resulting in net realized losses of $1,156,136 aggregated $140,183,308 and $141,339,444, respectively, for the period ended March 31, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities (excluding short-term investments with maturities 60 days or less at time of purchase) held at March 31, 2015, was $156,964,430 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at March 31, 2015, for federal income tax purposes was $6,526,843 and $17,586,000, respectively resulting in net unrealized depreciation of $11,059,157. As of and

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

during the period ended March 31, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2011 or by state tax authorities for years ended on or before September 30, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015. Commencing on February 1, 2015, the Adviser contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2016.

For the period ended March 31, 2015, the Fund paid aggregate fees of $46,984 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2015, the Fund collected $9,032 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on that day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Apparel, Footwear & Acc Design	$19,577,296			$19,577,296
Infrastructure Software	14,428,590			14,428,590
Oil & Gas Services & Equipment	11,718,239			11,718,239
Other Commercial Services	8,492,459			8,492,459
Courier Services	8,461,154			8,461,154
Industrial Distribution & Rental	8,200,008			8,200,008
Flow Control Equipment	7,927,557			7,927,557
Health Care Services	6,354,936			6,354,936
Beverages	6,162,226			6,162,226
Specialty Pharma	6,002,187			6,002,187
Packaged Food	5,806,327			5,806,327
Application Software	5,674,601			5,674,601
Professional Services	5,291,547			5,291,547
Restaurants	5,125,344			5,125,344
Construction & Mining Machinery	4,736,862			4,736,862
Security Services	3,972,144			3,972,144
Information Technology Services	3,539,645			3,539,645
E-Commerce Discretionary	2,820,552			2,820,552
Containers & Packaging	2,500,649			2,500,649
Communications Equipment	2,039,602			2,039,602
Food Services	1,845,055			1,845,055
Agricultural Chemicals	1,787,049			1,787,049
Health Care Supply Chain	1,414,910			1,414,910
Advertising & Marketing	1,054,261			1,054,261
Semiconductor Manufacturing	972,072			972,072
Short-Term Investments	—	$34,682,873	—	34,682,873
	$145,905,272	$34,682,873	—	$180,588,145

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the period reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended March 31, 2015.

NOTE 8 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit.

For the period ended March 31, 2015, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During The Period
1.38%	$49,425	1	$25	$49,425

*  Number of Days Outstanding represents the total of single or consecutive days during the period ended March 31, 2015, that the Fund's available line of credit was utilized.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Availiable for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$16,683,000	$16,683,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $17,020,569 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2015
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2014	$1,000.00	$1,000.00
Ending Account Value March 31, 2015	$1,036.40	$1,018.34
Expenses Paid During Period*	$6.70	$6.66

*  Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2015 (182/365 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (74)†	Director and Chairman* Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (78)†	Director* Years Served: 6	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (70)†	Director* Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (72)†	Director* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Director* Years Served: 2	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (70)	Director* Years Served: 14	Partner of the Adviser.	3
Gregory A. Herr – (42)	Portfolio Manager Years Served: 3	Managing Director (2013) and Vice President (2007-2012) of the Adviser.
Pierre O. Py – (38)	Portfolio Manager Years Served: 3	Managing Director (2013), Vice President (2011-2012) and Portfolio Manager of the Adviser. Formerly an international investment analyst at Harris Associates L.P. from 2005 to 2010.
J. Richard Atwood – (54)	President Years Served: 17	Managing Partner of the Adviser.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – (47)	Treasurer Years Served: 8	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Brian F. Link – (42)	Assistant Secretary Years Served: <1	Vice President and Managing Counsel of State Street Bank
Michael P. Gomez – (29)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER &
SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc,
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena St.
Milwaukee, WI 53212

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 4, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 4, 2015